Exhibit 10.8

Confidential Execution Version

EQUITY EXCHANGE AGREEMENT

NEITHER THIS AGREEMENT NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT AFTER CONSULTATION WITH LEGAL AND FINANCIAL ADVISORS.

Equity Exchange Agreement

This Equity Exchange Agreement (this “Agreement”) is made as of April 8, 2026 by and among Odyssey Marine Exploration, Inc., a Nevada corporation (“Odyssey”), Ocean Minerals, LLC, a Cayman Islands limited liability company (“OML”), and each of the members (each individually a “Member” and collectively the “Members”) of OML, named on Schedule A attached hereto (the “Schedule of Members”) that executes and delivers a counterpart to this Agreement to Odyssey on or prior to May 6, 2026 specifying the number of OML Units to be exchanged hereunder.

Recitals:

A.
The Members desire to exchange OML Units held by them for shares of Odyssey’s common stock, par value $0.0001 per share (“Odyssey Common Stock”).
B.
Prior to the execution of this Agreement, each Member listed on the Schedule of Members delivered to Odyssey an investor questionnaire in the form attached hereto as Exhibit B (each, an “Investor Questionnaire”), and Odyssey reviewed such Investor Questionnaires to assess whether each such Member is an “accredited investor” within the meaning of Rule 501(a) under Regulation D of the Securities Act and has determined in good faith that fewer than 35 of the Members listed on the Schedule of Members are not accredited investors.

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

Article 1

Definitions
Section 1.01.
Certain Definitions. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in Schedule B attached hereto.
Section 1.02.
Interpretation. For purposes of this Agreement: (a) the words “include,” “includes,” and “including” shall be deemed to be followed by the words “without limitation”, (b) the word “or” is not exclusive, and (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, non-binary, and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits and Appendixes mean the

Articles and Sections of, and Exhibits and Appendixes attached to, this Agreement, (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, restated, supplemented, and modified from time to time to the extent permitted by the provisions thereof, and (z) to a statute or law means such statute or law as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits and Appendixes referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.
Article 2

Exchange Terms
Section 2.01.
Exchange Terms. On the terms and subject to the conditions of this Agreement, on the Exchange Date, each Member shall exchange the number of OML Units set forth opposite such Member’s name on Schedule A attached hereto for shares of Odyssey Common Stock (the “OML Exchange”), which Schedule A shall be updated by Odyssey and OML to include Members who deliver a counterpart of this Agreement following the date hereof and prior to the date that is five (5) Trading Days prior to the Exchange Date.
Section 2.02.
Exchange Procedures.
(a)
Exercise of Exchange. Each Member shall deliver to Odyssey:
(i)
the registration information in the form attached hereto as Exhibit A (the “Registration Details”); and
(ii)
a written, unconditional, and irrevocable assignment of OML Units in the form attached hereto as Exhibit C (an “Assignment”).
(b)
Completion of Exchange. As soon as practicable after the Exchange Date (and in no event more than five (5) Trading Days thereafter) Odyssey shall deliver, or cause to be delivered to such Member, a number of shares of Odyssey Common Stock equal to the product of (i) the number of OML Units such Member desires to exchange, as set forth on Schedule A, multiplied by (ii) the Exchange Ratio. Upon any exchange of OML Units for shares of Odyssey Common Stock pursuant to this Article 2, in lieu of any fractional shares to which such Member would otherwise be entitled, the number of shares of Odyssey Common Stock issuable to such Member shall be rounded down to the nearest whole share.
Section 2.03.
Closing.
(a)
The consummation of the OML Exchange contemplated hereby (the “Closing”) shall occur within five (5) Trading Days of the Exchange Date. The Closing may occur with respect to one or more Members notwithstanding that the Closing does not occur concurrently with respect to all Members.
(b)
The obligation of Odyssey, on the one hand, and each Member, on the other hand, to consummate the Closing with respect to such Member shall be subject to the satisfaction or valid waiver (by Odyssey, in the case of conditions applicable to Odyssey, and by such Member, in the case of conditions applicable to such Member) of the following conditions as of the Exchange Date:
(i)
the Go Public Transaction shall have been consummated;
(ii)
no suspension of the qualification of the Exchange Shares for offering or sale or trading in any applicable jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred; and
(iii)
no applicable governmental authority (including any court, financial services or banking authority) shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) that is then in effect and has the effect of making illegal or otherwise restraining or prohibiting the consummation of the transactions contemplated hereby.
(c)
In addition to the conditions set forth in Section 2.03(b), the obligation of Odyssey to consummate the Closing with respect to each Member shall be subject to the satisfaction or valid waiver by Odyssey of the following additional conditions as of the Exchange Date:
(i)
the representations and warranties of such Member contained in Article 4 shall be true and correct in all material respects as of the Exchange Date (other than representations and warranties that by their terms speak as of an earlier date, which shall be true and correct in all material respects as of such earlier date);
(ii)
such Member shall have performed, satisfied and complied in all material respects with its covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Member at or prior to the Closing; and
(iii)
the Unit Purchase Initial Closing shall have occurred.
(d)
In addition to the conditions set forth in Section 2.03(b), the obligation of each Member to consummate the Closing shall be subject to the satisfaction or valid waiver by such Member of the following additional conditions as of the Exchange Date:
(i)
the representations and warranties of Odyssey contained in Article 3 shall be true and correct in all material respects as of the Exchange Date (other than representations and warranties that by their terms speak as of an earlier date, which shall be true and correct in all material respects as of such earlier date);
(ii)
Odyssey shall have performed, satisfied and complied in all material respects with its covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Odyssey at or prior to the Closing, except where any failure to do so would not reasonably be expected to prevent, materially delay, or materially impair the ability of Odyssey to consummate the Closing; and
(iii)
Shareholder Approval shall have been obtained if Shareholder Approval is necessary to issue the maximum number of shares of Odyssey Common Stock issuable pursuant to this Agreement.
Section 2.04.
Odyssey Shareholder Approval. Notwithstanding anything herein to the contrary, the aggregate maximum number of shares of Odyssey Common Stock that may be issued pursuant to this Agreement shall not (a) exceed 19.9% of the number of outstanding shares of Odyssey Common

Stock immediately prior to the date of this Agreement, (b) exceed 19.9% of the combined voting power of the outstanding voting securities of Odyssey immediately prior to the date of this Agreement, in each case of clauses (a) and (b), unless Odyssey has obtained the requisite shareholder approval under applicable law and the listing rules of the Principal Market (“Shareholder Approval”), or (c) otherwise exceed such number of shares of Odyssey Common Stock that would violate applicable listing rules of the Principal Market; provided, however, that Odyssey shall use commercially reasonable efforts to obtain Shareholder Approval, as required by applicable law and the listing rules of the Principal Market, to authorize the issuance of the maximum aggregate number of shares of Odyssey Common Stock that may be issued pursuant to this Agreement.
Section 2.05.
Registration of Exchange Shares
(a)
The Exchange Shares issuable under Section 2.02 (the “Consideration Shares”): (i) will, subject to Section 2.05(b), not be registered under the Securities Act and will be issued to each Member by reason of exemption from the registration provisions of the Securities Act; (ii) will constitute “restricted securities” within the meaning of Rule 144 under the Securities Act (“Rule 144”), and may not be offered, sold, pledged, assigned or otherwise transferred absent registration under the Securities Act or an exemption therefrom, and any such transfer shall be subject to compliance with applicable state securities Laws; and (iii) will initially bear a restrictive legend (or if held in book entry form, notation) describing to such restrictions.
(b)
As promptly as practicable after the Closing, Odyssey shall either (x) prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement, or (y) amend or supplement an existing registration statement, in each case to cover the resale of the Registrable Securities (as defined below) on a continuous or delayed basis pursuant to Rule 415 under the Securities Act (the “Resale Shelf”). Subject to any SEC Cutback, the Registrable Securities shall be included on the same Resale Shelf as the PIPE Shares or, in the alternative, the Resale Shelf shall be filed no later than the date on which the resale registration shall be filed with respect to the PIPE Shares. Notwithstanding the foregoing, if the Commission prevents Odyssey from including any or all of the Registrable Securities proposed to be registered under the Resale Shelf due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities (an “SEC Cutback”), such Resale Shelf shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission and in accordance with the following sentence. In such event, (i) any securities included on such Resale Shelf that are held by persons participating in the PIPE Financing (the “PIPE Shares”) shall be included in full to the extent permitted by the Commission first and (ii) thereafter, all cutbacks shall be allocated among the holders of Registrable Securities and holders of Other Registrable Securities (other than the PIPE Shares) on a pro rata basis (based on the number of Registrable Securities or Other Registrable Securities (other than the PIPE Shares) proposed to be registered under such Resale Shelf). Odyssey shall use commercially reasonable efforts to cause the Resale Shelf to be declared effective as soon as reasonably practicable after filing (taking into account the date of expiration of the Lock-Up Period) and, once declared effective, except for such times as Odyssey is permitted hereunder to suspend the use of the prospectus forming part of the Resale Shelf, to keep the Resale Shelf continuously effective and usable for the resale of all Registrable Securities. “Registrable Securities” means all Consideration Shares issuable to Members and any shares in the capital of Odyssey issued or issuable in exchange for or with respect to any such Consideration Shares as a result of any share split, share dividend, recapitalization, exchange, adjustment or similar event; provided, however, that any Consideration Shares or other such shares shall cease to be Registrable Securities upon the earlier of: (i) the date on which such Consideration Shares or other shares have been sold pursuant to the Resale Shelf or pursuant to Rule 144 under the Securities Act (or any other exemption from registration thereunder); (ii) the date on which such Consideration Shares or other shares may be sold without volume or manner of sale restrictions pursuant to Rule 144 and without compliance by Odyssey of the current public information requirement under Rule

144 or (iii) the third anniversary of the Closing. “Other Registrable Securities” means any shares of Odyssey Common Stock with respect to which Odyssey has at the time of filing the Resale Shelf an obligation to file (upon demand or otherwise) and maintain an effective resale registration statement with the Commission for the holders of such shares, or to include such shares on a registration statement otherwise being filed with the Commission.
(c)
Odyssey’s obligations to include a holder’s Registrable Securities in the Resale Shelf are contingent upon such holder furnishing in writing to Odyssey such information regarding itself, the securities of Odyssey held by it and the intended method of disposition of its Registrable Securities, and each holder of Registrable Securities consenting to the inclusion of any such information in the Resale Shelf or any accompanying prospectus, as shall be reasonably requested by Odyssey to effect the registration of such Registrable Securities, and holders of Registrable Securities executing such documents in connection with such registration as Odyssey may reasonably request that are customary of a selling holder in similar situations. Notwithstanding anything to the contrary contained herein, Odyssey may delay or postpone filing of such Resale Shelf, and from time to time require holders of Registrable Securities not to sell under the Resale Shelf once effective or to suspend the use of any such Resale Shelf if it determines that in order for the Resale Shelf to not contain a material misstatement or omission, an amendment or supplement thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of Odyssey or would require premature disclosure of information that could materially adversely affect Odyssey (each such circumstance, a “Suspension Event”); provided that Odyssey shall use commercially reasonable efforts to make the Resale Shelf available for the sale by holders of Registrable Securities as soon as practicable thereafter.
(d)
Upon receipt of any written notice from Odyssey (which notice shall not contain any material non-public information regarding Odyssey) of the occurrence of any Suspension Event during the period that the Resale Shelf is effective or if as a result of a Suspension Event the Resale Shelf or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Member agrees that (i) it will immediately discontinue offers and sales of the Consideration Shares under the Resale Shelf (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Members receive copies of a supplemental or amended prospectus (which Odyssey agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment or supplement has become effective or unless otherwise notified by Odyssey that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Odyssey unless otherwise required by law, subpoena or regulatory requirement.
Section 2.06.
Lock-Up. Each Member agrees that, without the prior written consent of Odyssey (which may be granted or withheld in Odyssey’s sole discretion), it shall not, during the lock-up period, which lock-up period shall be consistent with the lock-up period generally applicable to shareholders of AOM in connection with the Go Public Transaction as agreed to by AOM and Odyssey, but not to exceed six (6) months from the closing of the Go Public Transaction (the “Lock-Up Period”), directly or indirectly: (a) sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, pledge, encumber, hypothecate, or otherwise transfer or dispose of (collectively, “Transfer”) any Exchange Shares or any securities convertible into or exercisable or exchangeable for Exchange Shares; (b) enter into any swap, derivative, hedging or similar arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Exchange Shares; or (c) make any public announcement or filing under applicable securities laws regarding any of the foregoing. Notwithstanding the foregoing, the restrictions in this Section 2.06 shall not apply to Transfers: (i) by gift or for estate‑planning purposes; (ii) by will or intestacy upon death; (iii) to any affiliate of such Member or to any trust, partnership, limited liability company or other entity for the benefit of, or controlled by, such Member or its immediate family; or (iv) in the case of an entity, to its members, partners, or stockholders in connection with a bona fide distribution thereof; provided, in each case, that the transferee agrees in writing to be bound by the terms of this Section 2.06 and no public announcement or filing shall be required or voluntarily made during the Lock‑Up Period in connection with such Transfer. For the avoidance of doubt, Odyssey’s obligations under Section 2.05 shall continue during the Lock‑Up Period; provided, however, that no Member may effect any Transfer of Exchange Shares, whether pursuant to the Resale Shelf or otherwise, prior to the expiration of the Lock‑Up Period.
Section 2.07.
OML Options. At the Closing, Odyssey shall assume the OML Stock Plan and each outstanding OML Option, whether vested or unvested. Each such OML Option outstanding immediately prior to the Closing shall, at the Closing, cease to represent a right to acquire OML Units and shall be converted into an option to purchase shares of Odyssey Common Stock (each, an “Assumed Option”), on the same terms and conditions (including vesting and any provisions providing for accelerated vesting upon certain events) as were applicable to such OML Option immediately prior to the Closing, except for changes required to reflect the foregoing conversion approved by the OML Board prior to the Closing or, following the Closing, the Odyssey Board (or its compensation committee). The number of shares of Odyssey Common Stock subject to each Assumed Option shall be equal to (a) the number of OML Units subject to the applicable OML Option immediately prior to the Closing multiplied by (b) the Exchange Ratio, rounded down to the nearest whole share of Odyssey Common Stock. The exercise price per share of each Assumed Option shall be equal to the exercise price per OML Unit under the applicable OML Option immediately prior to the Closing divided by the Exchange Ratio, rounded up to the nearest whole cent. Prior to the Closing, the OML Board shall take all actions necessary to effect the foregoing. Within ninety (90) days following the Closing, Odyssey shall prepare and file with the Commission a registration statement on Form S-8 (or other applicable form) registering the shares of Odyssey Common Stock necessary to fulfill Odyssey’s obligations under this Section 2.07. Odyssey shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Odyssey Common Stock for delivery with respect to the Assumed Options.
Section 2.08.
Further Assurances. Any Member shall from time to time a execute and deliver to Odyssey such additional documents, instruments, agreements, consents, and shall provide such additional information and take such other actions as Odyssey may reasonably request to carry out the terms of this Agreement.
Article 3

Representations and Warranties of Odyssey

Odyssey represents and warrants that the statements contained in this Article 3 are true and correct as of the date of this Agreement.

Section 3.01.
Organization and Standing. Odyssey is duly organized, validly existing, and in good standing under the laws of the state of Nevada. Odyssey has all requisite power and authority to own, license, and operate its properties, to carry on its business as now conducted and to execute and deliver this Agreement and to perform its obligations hereunder.
Section 3.02.
Authority. The execution and delivery by Odyssey of this Agreement and the consummation by Odyssey of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Odyssey. This Agreement has been duly executed and delivered by Odyssey, and this Agreement constitutes a legal, valid, and binding obligation of Odyssey, enforceable against Odyssey in accordance with its terms.

Section 3.03.
No Conflict. The execution and delivery by Odyssey of this Agreement does not and the consummation by Odyssey of the transactions contemplated hereby will not (with or without the giving of notice or the lapse of time or both), contravene, conflict with, or result in a breach or violation of, or a default under, (a) Odyssey’s certificate of incorporation or bylaws, (b) subject to the accuracy of the Members’ representations and warranties in Article 4 of this Agreement, in any material respects, any judgment, order, decree, statute, rule, regulation, or other law applicable to Odyssey or (c) in any material respects, any material contract, agreement, or instrument by which Odyssey is bound. No material consent, approval, order or authorization of, or registration, declaration, or filing with, any court, administrative agency or commission, or other governmental authority or instrumentality, domestic or foreign, is required by or with respect to Odyssey in connection with the execution and delivery by Odyssey of this Agreement or the consummation by Odyssey of the transactions contemplated hereby, except such filings, if any, as may be required under Rule 506 of Regulation D of the Securities Act and applicable state securities laws.
Section 3.04.
Validity of Exchange Shares. The Exchange Shares have been duly authorized and, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid, and nonassessable to each Member acquiring any of the Exchange Shares pursuant to this Agreement, free of any liens, claims, or other encumbrances, except for restrictions on transfer provided for herein or under the Securities Act or other applicable securities laws.
Article 4

Representations and Warranties of the Members

Each Member, severally and not jointly, represents and warrants to Odyssey with respect to only such Member that the statements contained in this Article 4 are true and correct as of the date of this Agreement and will be true and correct on the Exchange Date.

Section 4.01.
General.
(a)
Such Member has all requisite authority (and in the case of an individual, the capacity) to acquire Exchange Shares, to enter into this Agreement, and to perform all the obligations required to be performed by such Member hereunder, and any acquisition of Exchange Shares will not contravene any law, rule, or regulation binding on such Member or any investment guideline or restriction applicable to such Member.
(b)
Such Member is a resident of the state set forth on such Member’s signature page hereto and is not acquiring any Exchange Shares for any other person; provided that registration in the name of a nominee or custodian for the Member’s account shall not constitute a breach of this representation.
(c)
Such Member will comply with all applicable laws and regulations in effect in any jurisdiction in which such Member acquires or sells any Exchange Shares and obtain any consent, approval, or permission required for such acquisitions or sales under the laws and regulations of any jurisdiction to which such Member is subject or in which such Member makes such acquisitions or sales, and Odyssey shall have no responsibility therefor.
(d)
Such Member owns, beneficially and of record, the number of OML Units set forth opposite such Member’s name on the Schedule of Members.
(e)
Such Member shall comply in all respects with all restrictions on transfer applicable to such Member’s OML Units, including the restrictions set forth in Article 10 of the OML LLC

Agreement, and such Member shall provide such evidence of compliance as Odyssey may reasonably request.
Section 4.02.
Information Concerning Odyssey.
(a)
Such Member has had access to and reviewed to such Member’s satisfaction all of the SEC Reports and all information disclosed by Odyssey relating to the Go Public Transaction.
(b)
Such Member understands and accepts that the acquisition of any Exchange Shares involves various risks, including the risks set forth in the SEC Reports and those relating to the Go Public Transaction. Such Member represents that it is able to bear any loss associated with an investment in the Exchange Shares.
(c)
Such Member confirms that it is not relying on any communication (written or oral) of Odyssey or any of its affiliates or its advisors as investment or tax advice or as a recommendation to acquire any Exchange Shares. It is understood that neither Odyssey nor any of its affiliates or its advisors are acting or have acted as an advisor to such Member in deciding to acquire any Exchange Shares. Such Member acknowledges that neither Odyssey nor any of its affiliates or its advisors has made any representation regarding the proper characterization of the Exchange Shares for purposes of determining such Member’s authority to acquire any Exchange Shares.
(d)
Such Member is familiar with the business, financial condition and operations of Odyssey, including as may be affected by the Go Public Transaction, based on the SEC Reports and any other information disclosed by Odyssey. Such Member has had access to such information concerning Odyssey, the Go Public Transaction, and the Exchange Shares as it deems necessary to enable it to make an informed investment decision concerning the acquisition of any Exchange Shares.
(e)
Such Member understands that each of such Member’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Exchange Date, taking into account all information received by such Member.
(f)
Such Member understands that no federal or state agency has passed upon the merits or risks of an investment in the Exchange Shares or made any finding or determination concerning the fairness or advisability of an investment in the Exchange Shares.
Section 4.03.
Non-Reliance.
(a)
Such Member represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of Odyssey or AOM, nor any affiliate or advisor of Odyssey or AOM, as investment advice or as a recommendation to acquire any of the Exchange Shares.
(b)
Such Member confirms that none of Odyssey, AOM, their respective affiliates or advisors has (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Exchange Shares or (ii) made any representation to such Member regarding the legality of an investment in the Exchange Shares under applicable legal investment or similar laws or regulations. In deciding to acquire any Exchange Shares, such Member is not relying on the advice or recommendations of Odyssey, AOM any affiliate of Odyssey or AOM or any advisor of Odyssey or AOM, and such Member has made its own independent decision that the investment in the Exchange Shares is suitable and appropriate for such Member.

Section 4.04.
Status of the Member.
(a)
Such Member has such knowledge, skill, and experience in business, financial, and investment matters that such Member is capable of evaluating the merits and risks of an investment in the Exchange Shares. With the assistance of such Member’s own professional advisors, to the extent that such Member has deemed appropriate, such Member has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Exchange Shares. Such Member has considered the suitability of the Exchange Shares as an investment in light of its own circumstances and financial condition, and such Member is able to bear the risks associated with an investment in the Exchange Shares.
(b)
Such Member acknowledges that it has completed the Investor Questionnaire and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission. Such Member agrees to furnish any additional information requested by Odyssey or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the acquisition of Exchange Shares by such Member.
(c)
Such Member acknowledges that it has been furnished with all information that it deems necessary to evaluate the merits and risks of the transactions contemplated by this Agreement and the Exchange Shares, including: (i) a copy of Odyssey’s most recent annual report on Form 10-K filed under the Exchange Act and copies of all reports and documents required to be filed by Odyssey under sections 13(a), 14(a), 14(c) and 15(d) of the Exchange Act since the date of such annual report, (ii) a brief description of Exchange Shares, and (iii) any material changes in Odyssey’s affairs that are not disclosed in the documents furnished.
(d)
Such Member acknowledges and agrees that the information referenced in Section 4.04(c) above was furnished to it with sufficient time for the Member to review and consider such information in light of its investment in the Exchange Shares prior to the date hereof.
(e)
Such Member acknowledges and agrees that it has had the opportunity to ask questions of, and receive answers from, Odyssey and its representatives concerning the terms and conditions of the transactions contemplated hereby and to obtain any additional information reasonably requested to verify the accuracy of information furnished.
Section 4.05.
Securities Law Compliance; Restrictions on Transfer.
(a)
Such Member is acquiring Exchange Shares solely for such Member’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Exchange Shares. Such Member understands that the Exchange Shares have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Member and of the other representations made by such Member in this Agreement. Such Member understands that Odyssey is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.
(b)
Such Member understands that the Exchange Shares are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that such Member may dispose of Exchange Shares only pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements of the

Securities Act, and such Member understands that Odyssey has no obligation or intention, except as expressly provided with respect to the Resale Shelf, to register any of the Exchange Shares or the offering or sale thereof, or to take any action to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). Accordingly, such Member understands that under the Commission’s rules, such Member may dispose of Exchange Shares only pursuant to an effective registration statement under the Securities Act or in transactions which are exempt from the registration requirements of the Securities Act, and any transferee acquiring Exchange Shares from a Member will acquire “restricted securities,” subject to the same limitations that apply to the Exchange Shares in the hands of such Member. Consequently, such Member understands that such Member must bear the economic risks of the investment in the Exchange Shares for an indefinite period of time. Such Member further acknowledges and understands that, under Rule 144, if such Member is not an affiliate of Odyssey (as such term is defined under Rule 144) such Member must hold any Exchange Shares acquired by such Member for a period of at least six (6) months before such Member may sell any of such Exchange Shares under Rule 144 and if the Member is an affiliate the Member and any transferee will be subject to additional restrictions.
(c)
Such Member agrees: (i) that such Member will not sell, assign, pledge, give, transfer, or otherwise dispose of any Exchange Shares or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; (ii) that the certificates representing the Exchange Shares will bear the legend set forth in Section 4.06 making reference to the foregoing restrictions; and (iii) that Odyssey and its affiliates shall not be required to give effect to any purported transfer of any Exchange Shares, except upon compliance with the foregoing restrictions.
(d)
Such Member acknowledges that neither Odyssey nor any other person offered to sell the Exchange Shares to it by means of any form of general solicitation or general advertising (as such terms are used in Rule 502(c) of Regulation D under the Securities Act), including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.
Section 4.06.
Legend. Such Member understands that any certificates evidencing the Exchange Shares will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

Section 4.07.
Rule 144 Compliance. With a view to making available to the Members the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a Member to sell securities of Odyssey to the public without registration, until the date on which the Members no longer hold any Registrable Securities, Odyssey: (i) shall use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144; (ii) shall use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Odyssey under Section 13 and 15(d) of the Exchange Act; (iii) represents and warrants that it is not currently an issuer identified in Rule 144(i)(1) (including, without limitation, a “shell company” as defined in Rule 12b-2 under the Exchange Act) and believes that the consummation of the Go Public Transaction will not cause Odyssey to become such an issuer, and covenants that it shall use commercially reasonable efforts to ensure that it will not become such an issuer during the one year period after this Agreement and (iv) shall furnish to any holder of Registrable Securities, upon request, a written statement by Odyssey as to its compliance with the reporting requirements of Rule 144 and Section 13 and 15(d) under the Exchange Act.
Section 4.08.
Removal of Legends. For so long as any of the Exchange Shares constitute “restricted securities” within the meaning of Rule 144 under the Securities Act, and subject to receipt by Odyssey of any customary representation letters from a Member as Odyssey may reasonably require, Odyssey shall use its commercially reasonable efforts to promptly assist such Member in the removal of all restrictive legends referencing the Securities Act that limit resales or other distributions of the Exchange Shares to the extent that such Exchange Shares are (1) registered for resale and sold under an effective registration statement or (2) sold pursuant to Rule 144.
Article 5

Miscellaneous
Section 5.01.
Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
Section 5.02.
Governing Law. This Agreement shall be governed by and construed under the laws of New York as applied to agreements among New York residents, made and to be performed entirely within New York.
Section 5.03.
Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 5.03):

If to Odyssey: Odyssey Marine Exploration, Inc.

Attention: Legal Department

Email: legal@odysseymarine.com

with a copy (which shall not constitute notice) to:

Allen Overy Shearman Sterling US LLP

599 Lexington Avenue

New York, NY 10022

Attention: Rory B. O’Halloran

Christopher Glenn

Email: Rory.OHalloran@aoshearman.com

Christopher.Glenn@aoshearman.com

If to any Member: To the address for such Member set forth

on the signature pages hereto.

Section 5.04.
Expenses. Each of the parties shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement.
Section 5.05.
Entire Agreement; Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of Odyssey and the Members collectively owning not less than 50.1% of all OML Units then outstanding (the “Majority Members”). Any waiver or amendment effected in accordance with this Section 5.05 shall be binding upon each party to this Agreement and any holder of any OML Units at the time outstanding and each future holder of all OML Units.
Section 5.06.
Effect of Amendment or Waiver. Each Member acknowledges that by the operation of Section 5.05, the Majority Members will have the right and power to diminish or eliminate all rights of such Member under this Agreement.
Section 5.07.
Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
Section 5.08.
Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

[Signature pages follow.]

IN WITNESS WHEREOF, Odyssey, OML and each Member have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

ODYSSEY MARINE EXPLORATION, INC.

By:

Mark D. Gordon

Chairman and Chief Executive Officer

OCEAN MINERALS, LLC

By:

Hans Smit

Chief Executive Officer

[Signature Page to OML Equity Exchange Agreement]

IN WITNESS WHEREOF, Odyssey, OML and each Member have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

Print Name of Member

Signature of Member

Address:

Exhibit C-1